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                                                     Forschungezentrum Karlsruhe
                                                     Technik und Umwelt
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                                                     Hauptabteilung
                                                     Recht und Versicherungen
                                                     Letter: R. Manger

per telefax: 001/202-466 5591
                                           Datum: 27. September 2000
Eurotech Ltd.                              Bearbeiter/-in: mrs Hagena-Schmedding
Suite 200                                  Telefon 07247/82-4974
1216 16th Street, NW                       Telefax 07247/82-2031
Washington, DC 20036                       E-mail: Schmedding@ra.fzk.de
USA                                        Eurotech_Kundigung


Kundigung des Kooperationsvertrages zwischen Stoller Ingenieurtechnik GmbH, Forschungszentrum Karlsruhe GmbH, Forschungszentrum Julich GmbH und Eurotech Ltd. vom 12.02./03.12./17.12.1999


Sehr geehrte Damen und Herren,

Im vorgenannten Kooperationsvertrag ist Ihr Unternehmen Verpfichtungen eingegangen, denen es trotz mehrfacher schriftlicher und mundlicher aufforderungen nicht nachgekommen ist. Die EKOR-Materiallieferung wurde nach dreimaligem Aufschub nicht erfult und eine Zusammenarbeit mit der russischen Seite kam trotz mehrfacher Kontaktversuche seitens der Projektieitung nicht zustande. Selbst die von Ihnen genannten Termine zur Materialbereitstellung sind nicht eingehalten worden, so dass eine verlassliche und fur das gesamte Projekt forderliche Zusammenarbelt nicht mehr gegeben ist.

Wir kundigen hiermit gemass Ziffer 13.2 des o.g. Kooperationsvertrages diesen Kooperationsvertrag frislos. Rechte an den Ergebnissen gemass Ziffer 7 stehen Ihrem Unternehmen nicht zu, da bisher deine Ergebnisse erzielt werden konnten.

Mit freundlichen Grussen
Forschungszentrum Karlsruhe GmbH

/s/ signature

Kopie:    Forschungszentrum Julich GmbH, Hern Dr. Jaeck
          Stoller Ingenieurtechnik GmbH, Herrn Schneider
          PTWT+E, herrn Dr. Papp

                                    TELEFAX

von: Stoller Ingenleurtechnik GmbH           Fax: (03 51) 2 12 39-59
     Barensteiner Strasse 27-29              Tel: (03 51) 2 12 39-30
     01277 Dresden                           E-mail: SIGDresden@aol.com


an:  Eurotech Ltd.                           Fax: (001202) 466-5591
     Suite 200, 1216 16th Street, NW
     Washington, DC, 20036
     U.S.A.


Seiten: 1
(incl. this)

                                                             Dresden, 27.09.2000


Kundigung des Kooperationsvertrages zwischen Stoller Ingenieurtechnik GmbH, Forschungszentrum Karisruhe GmbH, Forschungszentrum Julich GmbH und Eurotech Ltd. Vom 03.Dezember 1999

sehr geehrte Damen und Herren,

Im vorgenannten Kooperationsvertrag ist Ihr Untemehmen Verpfichtungen eingegangen, denen es frotz mehrfacher schrifticher und mundlicher Aufforderungen nicht nachgekommen ist. Die EKOR-Materialleferung wurde nach dreimaligen Aufshub nicht erfult und eine Zusammerarbeit mit der russischen Seite kam trotz mehrfacher Kontaktversuche seitens der Projekteitung nicht zustande. Selbst die von Ihnen genannten Termine zur Materialberaltstellung sind nicht eingehalten worden, so dass eine verlassliche und fur das gesamte Projekt forderliche Zusammenarbeit nicht mehr gegeben ist.

Wir kundigen hiermit gemass Ziffer 13.2 des vorgenannten Vertrages die Zusammenarbeit mit Eurotech Ltd. frislos. Rechte an den Ergebnissen gemass Ziffer 7 stehen ihrem Unternehmen nicht zu, da bisher deine Ergebnisse erzeilt werden konnten.

Mit freundlichen Grussen


/s/ L. Schneider
------------------------
L. Schneider
Geschaftsfuhrer
Stoller Ingenieurtechnik GmbH

Translation into English of two identical letters, written in German, both date September 27, 2000, received respectively from

         o        Forschungszentrum Karlsruhe, and
         o        Stoller Ingenieurtechik GmbH

Eurotech, Ltd Suirte 200, 1216 16th Street Washington, DC 20026 U.S.A.

         Cancellation of Cooperation Agreement among Stoller Ingenieutechnik GmbH, Forschungszentrum Karlsruhe GmbH, Forschungszentrum Julich GmbH and Eurotech Ltd dated 02/12/12/03/12/17/1999

Dear Ladies and Gentlemen:

In the above-cited Cooperation Agreement, your company undertook certain obligations which you have not fulfilled despite frequent written and oral requests. After three postponements, the delivery of EKOR material did not take place and the collaboration on the part of the Russians never came to pass despite many attempts on the part of the project management to make contact with them. Even the time schedules established by you for the delivery of materials have not been complied with, so that there is no longer a dependable basis for the cooperation that is necessary for the entire project.

We hereby cancel indefinitely the above-referenced Cooperation Agreement in accordance with section 13.2 thereof. You are not entitled to results pursuant to section 7 because no results could be achieved.

Best regards
[Signatures]